Exhibit 31.3

CERTIFICATION OF THE

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

RULE 13a-14(a) AND RULE 15d-14(a)

UNDER THE

SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David Mehalick, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Coeptis Therapeutics Holdings, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 3, 2025	By:	/s/ David Mehalick
David Mehalick
Chief Executive Officer
(Principal Executive Officer)